SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 March 21, 2001
                Date of Report (Date of earliest event reported)



                               APPLERA CORPORATION
               (Exact Name of Registrant as Specified In Charter)



          Delaware                     1-4389                  06-1534213
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)               File No.)            Identification No.)



                                 761 Main Avenue
                         Norwalk, Connecticut 06859-0001
          (Address of Principal Executive Offices, Including Zip Code)


                                 (203) 762-1000
              (Registrant's telephone number, including area code)




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Item 5.  Other Items.

         Attached hereto as Exhibit 99 and incorporated by reference herein is the text of Applera Corporation's press release issued March 21, 2001 regarding an update to the business outlook of its Applied Biosystems Group.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibit is filed with this Report:

          Exhibit No.                             Description

              99                     Press Release issued March 21, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             APPLERA CORPORATION



                                             By:       /s/ Dennis L. Winger
                                                --------------------------------
                                                       Dennis L. Winger
                                                       Senior Vice President and
                                                       Chief Financial Officer









Dated:  March 21, 2001


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                                  EXHIBIT INDEX


  Exhibit No.                            Description

      99                     Press Release issued March 21, 2001